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                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                                QUIKSILVER, INC.

                                  $400,000,000

                          6 7/8% Senior Notes due 2015

                               Purchase Agreement

                                                                   July 14, 2005

J.P. Morgan Securities Inc.
   as Representative of the
   several Initial Purchasers listed
   in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

     Quiksilver, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the "Initial Purchasers"), for whom you are acting as representative (the "Representative"), $400,000,000 principal amount of its 6 7/8% Senior Notes due 2015 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of July 22, 2005 among the Company, the guarantors listed in
Schedule 2 hereto (the "Guarantors") and Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Trustee"), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the "Guarantees").

     The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated July 5, 2005 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with
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the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum. References herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the "Commission") providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

     The Securities are being issued and sold in connection with the acquisition by the Company of shares representing a minimum of 80% of the voting and economic interests (the "Acquisition") of Skis Rossignol S.A. ("Rossignol" and, together with the Company, the "Combined Company") pursuant to a Purchase Agreement dated as of April 12, 2005 (the "Acquisition Agreement") and a tender offer under French law (the "Tender Offer"). In connection with the Acquisition, the Company entered into (i) an Amended and Restated Credit Agreement, dated as of June 3, 2005, among the Company, Quiksilver Americas, Inc., as borrower, the Lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent (the "Senior Credit Agreement"), providing for a senior secured asset-based revolving credit facility (the "Senior Secured Facility") and (ii) a Credit Agreement, dated as of April 12, 2005, among the Company, the Lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent (the "Interim Agreement"), providing for a $350,000,000 interim facility (the "Interim Facility"). The Securities are being issued and sold to repay a portion of the amounts outstanding under the Senior Secured Facility and all of the amounts outstanding under the Interim Facility and to finance the Acquisition as described in the Offering Memorandum under the heading "Use of proceeds". For purposes of this Agreement, the term "Rossignol Transactions" means, collectively, the Acquisition, entering into the Acquisition Agreement, the Senior Credit Agreement and the Interim Agreement, the offering of the Securities and the other related transactions as described in the Offering Memorandum under the heading "The Rossignol acquisition".

     In the event that, prior to the Closing Date, the Company does not receive official notice from the Autorite des Marches Financiers (the "AMF") and Euronext Paris that a sufficient number of shares has been tendered in the Tender Offer and are not withdrawable such that the Company will own shares representing a minimum of 80% of the voting and economic interests of Rossignol upon consummation of the Tender Offer, the Company will, on or prior to the Closing Date, execute an escrow agreement, in the form and substance to be agreed between the Company and the Initial Purchasers, which shall conform in all material respects with the description thereof including in the Offering Memorandum (the "Escrow Agreement"), and will direct the deposit in an escrow account (the "Escrow Account") with Wilmington Trust Company, as escrow


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agent (the "Escrow Agent"), the net proceeds of the offering of the Securities, together with an additional $18,638,888.90, such that the escrowed funds (the "Escrowed Funds") are in an amount sufficient to redeem the Securities on November 2, 2005 in cash at a redemption price equal to 100.0% of the principal amount of the Securities plus accrued and unpaid interest thereon to such date. The Escrow Agreement shall provide that the Escrowed Funds shall only be released and paid out pursuant to the terms of the Escrow Agreement.

     The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

     1. Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule 1 hereto at a price equal to 97.25% of the principal amount thereof plus accrued interest, if any, from July 22, 2005 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

     (b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a "QIB") and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

          (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

          (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

               (A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act ("Rule 144A") and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

               (B) in accordance with the restrictions set forth in Annex A hereto.


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     (c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(h), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely (including, for purposes of the Company's representations and warranties in Section 3 hereof) upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.

     (d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

     (e) The Company acknowledges and agrees that the Initial Purchasers are acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of the Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchasers of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Company.

     2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY at 9:00 A.M., New York City time on July 22, 2005, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the "Closing Date".

     (b) In the event that, prior to the Closing Date, the Company does not receive official notice from the AMF and Euronext Paris that a sufficient number of shares has been tendered in the Tender Offer and are not withdrawable such that the Company will own shares representing a minimum of 80% of the voting and economic interests of Rossignol upon consummation of the Tender Offer, delivery of the Securities by the Company shall be made to the Initial Purchasers against payment of the purchase price by the Initial Purchasers, subject to the deposit of such funds in the Escrow Account, together with an additional $18,638,888.90 provided by the Company, such that the Escrowed Funds are in an amount sufficient to redeem the Securities on November 2, 2005 in cash at a redemption price equal to 100.0% of the principal amount of the Securities plus accrued and unpaid interest to such date; and payment for the Securities


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by the Initial Purchasers shall be made against delivery to the Initial
Purchasers of the Securities as set forth below and effected by wire transfer of immediately available funds to the Escrow Account. In the event that the Acquisition is consummated on or prior to the Closing Date, payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the "Global Notes"), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, in each case, on the business day prior to the Closing Date.

     3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

     (a) Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

     (b) Incorporated Documents. The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) Financial Statements.

          (i) The financial statements and the related notes thereto of the Company and its subsidiaries included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum (A) comply as to form in all material respects of the accounting requirements of the Securities Act and Exchange Act, as applicable, and the rules and regulations thereunder; (B) have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") consistently applied (provided that, the unaudited financial statements do not include all of the information and notes required in accordance


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     with U.S. GAAP and are subject to normal year-end adjustments); (C) are true, accurate and complete in all material respects; (D) present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; and (E) disclose all material liabilities (contingent and otherwise) of the Company and its subsidiaries. The other financial information relating to the Company and its subsidiaries included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby.

          (ii) To the Company's knowledge, the financial statements and the related notes thereto of Rossignol and its subsidiaries included in the Preliminary Offering Memorandum and the Offering Memorandum (A) comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations thereunder; (B) have been prepared in accordance with French generally accepted accounting principles ("French GAAP") applied on a consistent basis throughout the periods covered thereby; (C) have been reconciled from French GAAP to U.S. GAAP in accordance with U.S. GAAP; (D) are true, accurate and complete in all material respects; (E) present fairly in all material respects the financial position of Rossignol and its subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods specified; and (F) disclose all material liabilities (contingent and otherwise) of Rossignol and its subsidiaries. The other financial information relating to Rossignol and its subsidiaries included in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of Rossignol and its subsidiaries and presents fairly in all material respects the information shown thereby.

          (iii) The pro forma financial information and the related notes thereto included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared in accordance with the Commission's rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

     (d) No Material Adverse Change. Since the date of the most recent financial statements of the Company or Rossignol, as applicable, included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum,
(i) there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company or, to the Company's knowledge, Rossignol on any class of capital stock, or any material adverse change in or affecting the business,


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properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or, to the Company's knowledge, Rossignol and its subsidiaries taken as a whole; (ii) neither the Company or any of its subsidiaries nor, to the Company's knowledge, Rossignol or any of its subsidiaries has entered into any transaction (other than the Acquisition) or agreement that is material to the Combined Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Combined Company and its subsidiaries taken as a whole; and (iii) neither the Company or any of its subsidiaries nor, to the Company's knowledge, Rossignol or any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum.

     (e) Organization and Good Standing. Each of the Company and its subsidiaries and, to the Company's knowledge, Rossignol and its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to conduct business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority (corporate, partnership, limited liability company and otherwise) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged and to conduct the businesses as currently proposed to be conducted following the consummation of the Acquisition as described in the Offering Memorandum, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantees (a "Material Adverse Effect"). After consummation of the Acquisition, the Company will not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement.

     (f) Capitalization. The Company has a capitalization as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading "Capitalization"; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors' qualifying shares and except as otherwise described in the Offering Memorandum) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, other than liens, charges, encumbrances, security interests and restrictions under the Senior Secured Facility and the Interim Facility.

     (g) Due Authorization.


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          (i) The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities, the Escrow Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents") and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

          (ii) At the time of entering into each of the agreements in connection with the Rossignol Transactions, including without limitation, the Acquisition Agreement, the Senior Credit Agreement and the Interim Agreement (collectively, the "Rossignol Transaction Documents"), the Company had full right, power and authority to execute and deliver each such agreement or instrument; the Company has full right, power and authority to perform its respective obligations under each Rossignol Transaction Document; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Rossignol Transaction Documents and the consummation of the Rossignol Transactions has been duly and validly taken.

     (h) The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (collectively, the "Enforceability Exceptions"); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

     (i) The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.


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     (j) The Exchange Securities. On the Closing Date, the Exchange Securities
(including the related guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     (k) Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

     (l) Acquisition Agreement. The Acquisition Agreement has been duly authorized, executed and delivered by the Company and, to the Company's knowledge, Rossignol, and the transactions contemplated thereby have been duly authorized by the Company and, to the Company's knowledge, Rossignol; the Acquisition Agreement constitutes a legally valid and binding agreement of the Company and, to the Company's knowledge, Rossignol, enforceable against the Company and, to the Company's knowledge, Rossignol in accordance with its terms, subject to the Enforceability Exceptions.

     (m) Escrow Agreement. The Escrow Agreement and the transactions contemplated thereby have been duly authorized by the Company and, when duly executed and delivered by the Company, and when duly executed and delivered by the Escrow Agent, the Escrow Agreement will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

     (n) Other Rossignol Transaction Documents. Each of the Rossignol Transaction Documents not referred to in the preceding clause (l) has been duly authorized, executed and delivered by the Company and, to the Company's knowledge, Rossignol, if a signatory thereto, and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

     (o) Descriptions of the Transaction Documents and the Rossignol Transaction Documents. Each Transaction Document and each Rossignol Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.


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     (p) No Violation or Default. Neither the Company or any of its subsidiaries nor, to the Company's knowledge, Rossignol or any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or Rossignol or any of its subsidiaries, as applicable, is a party or by which the Company or any of its subsidiaries or Rossignol or any of its subsidiaries, as applicable, is bound or to which any of the property or assets of the Company or any of its subsidiaries or Rossignol or any of its subsidiaries, as applicable, is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and
(iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (q) No Conflicts. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party; the execution, delivery and performance by the Company and Rossignol, if a signatory thereto, of each of the Rossignol Transaction Documents; the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof; the consummation of the transactions contemplated by the Transaction Documents; and the consummation of the Rossignol Transactions will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Senior Credit Agreement, the Interim Agreement and the Escrow Agreement) upon any property or assets, whether currently owned or hereafter acquired, of the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, pledge, security interest or other agreement or instrument to which the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries is bound or to which any of the property or assets, whether currently owned or hereafter acquired, of the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries or (iii) result in the violation or contravention of any law or statute, treaty or any judgment, order, rule or regulation, determination, policy statement or interpretation of any court or arbitrator or governmental or regulatory authority applicable to the Company or any of its subsidiaries or, to the Company's knowledge, applicable to Rossignol or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default or contravention that would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance by the Company and Rossignol, as applicable, of each of the Rossignol Transaction Documents and the consummation of the Rossignol Transactions, will not result in any material breach or violation of, or constitute a material default or change of


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control under, or cause the acceleration of, any existing indebtedness of the
Company or, to the Company's knowledge, Rossignol.

     (r) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for (i) the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party; (ii) the execution, delivery and performance by the Company and Rossignol, as applicable, of each of the Rossignol Transaction Documents; (iii) the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof; (iv) the consummation of the transactions contemplated by the Transaction Documents; and (v) the consummation of the Rossignol Transactions, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (x) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (y) with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

     (s) Legal Proceedings. Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company, Rossignol or any of their respective subsidiaries, could reasonably be expected to have a (i) Material Adverse Effect or (ii) a Material Adverse Effect on the performance of the Transaction Documents or the Rossignol Transaction Documents or the consummation of any of the transactions contemplated hereby and thereby; and no threats of such investigations, actions, suits or proceedings have been made to the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries, or, to the knowledge of the Company and each of the Guarantors, no such investigations, actions, suits or proceedings are contemplated by any governmental or regulatory authority or threatened by others.

     (t) Independent Accountants.

          (i) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder and the Public Company Accounting Oversight Board ("PCAOB").

          (ii) KPMG S.A., who have certified certain financial statements of Rossignol and its subsidiaries, are independent registered public accountants with respect to (x) Rossignol and its subsidiaries within the meaning of all applicable accounting standards and (y) the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder and the PCAOB.

     (u) Title to Real and Personal Property. Each of the Company and its subsidiaries and, to the Company's knowledge, Rossignol and its subsidiaries has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries and Rossignol and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made, as described in the Offering Memorandum, of such property by the Company, Rossignol or their respective subsidiaries, as applicable, (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (iii) are disclosed in the Offering Memorandum.

     (v) Title to Intellectual Property. Each of the Company and its subsidiaries or, to the Company's knowledge, Rossignol and its subsidiaries (i) own, possess or are licensed to use adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), including (x) all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing and (y) all rights to sue for past, present and future infringements of any of the foregoing, necessary for the conduct of their respective businesses as currently conducted in all material respects, and the conduct of their respective businesses does not and will not conflict with or infringe on, in any material respect, any such rights of others; and (ii) except for claims that would not have a Material Adverse Effect, have not received any notice of any claim of infringement of or conflict with any such rights of others, and no claim has been asserted and is pending by others challenging or questioning the use of any such rights of the Company and its subsidiaries or, to the knowledge of the Company, Rossignol and its subsidiaries, as the case may be, or the validity or effectiveness of any such rights, nor do the Company and its subsidiaries or, to the knowledge of the Company, Rossignol and its subsidiaries, know of any valid basis for any such claim.

     (w) Investment Company Act. Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

     (x) Taxes. Each of the Company and its subsidiaries and, to the Company's knowledge, Rossignol and its subsidiaries has paid all material federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Preliminary Offering

Memorandum and the Offering Memorandum, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets or, to the Company's knowledge, Rossignol or any of its subsidiaries or any of their respective properties or assets.

     (y) Licenses and Permits. The Company and its subsidiaries and, to the Company's knowledge, Rossignol and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Preliminary Offering Memorandum and the Offering Memorandum, neither the Company or any of its subsidiaries nor, to the Company's knowledge, Rossignol or any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

     (z) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries or, to the Company's knowledge, Rossignol or any of its subsidiaries exists or, to the knowledge of the Company and each of the Guarantors, is contemplated or threatened.

     (aa) Compliance With Environmental Laws. The Company and its subsidiaries
(i) are and have been in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of, and are not aware of any reasonable basis for, any actual or potential liability or obligations concerning the presence, investigation, remediation, disposal or release of, or exposure to, hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability or obligations, as would not, individually or in the aggregate, have a Material Adverse Effect.

     (bb) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to (or required to be contributed to) by the Company or any of its affiliates for employees or former employees of the Company or its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, in all material respects, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no event set forth in Section 4043(c) of ERISA has occurred during the five-year period prior to the date on which this representation is made with respect to any such plan and no termination of any such plan has occurred, and no lien in favor of the Pension Benefit Guaranty Corporation or a plan has arisen, during such five-year period; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (based on those assumption used to fund such plans) exceeds the present value of all benefits accrued under such plan. Neither the Company nor any of its affiliates maintains, contributes to or is required to contribute to any "multiemployer plan", as such term is defined in Section 4001(a)(3) of ERISA.

     (cc) Accounting Controls. Each of the Company and its subsidiaries and, to the Company's knowledge, Rossignol and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with their respective management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with their respective management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (dd) Sarbanes-Oxley. The Company is in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") that are effective and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

     (ee) Disclosure Controls and Procedures. The Company has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act); the Company's "disclosure controls and procedures" (i) are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act; (ii) that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports; (iii) have been evaluated for effectiveness as of the date of the filing of its most recent annual or quarterly report filed with the Commission; and (iv) are effective in all material respects to perform the functions for which they were established.

     (ff) No Material Weaknesses.

          (i) Since the date of the filing of the Company's Annual Report on Form 10-K for the year ended October 31, 2004, the Company's auditors and the audit committee of the board of directors of the Company have not been advised of (A) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

          (ii) Based on the Company's evaluation of Rossignol's internal controls and procedures, the Company is not aware of (A) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect Rossignol's ability to record, process, summarize and report financial data; or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Rossignol's internal controls.

     (gg) Insurance. The Company and its subsidiaries and, to the Company's knowledge, Rossignol and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses and Rossignol and its subsidiaries and their respective businesses, as applicable; and neither the Company or any of its subsidiaries nor, to the Company's knowledge, Rossignol or any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

     (hh) No Unlawful Payments. Neither the Company or any of its subsidiaries nor, to the Company's knowledge, Rossignol or any of its subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, Rossignol or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (ii) Solvency. On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities, the Acquisition and the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the

Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy.

     (jj) No Restrictions on Subsidiaries. Except for restrictions under the Senior Secured Facility, the Interim Facility and the Leasehold Improvement Loan made by Union Bank of California, N.A., in each case as disclosed in the Offering Memorandum, no subsidiary of the Company or, to the Company's knowledge, Rossignol is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company or Rossignol, as applicable, from making any other distribution on such subsidiary's capital stock, from repaying to the Company or Rossignol, as applicable, any loans or advances to such subsidiary from the Company or Rossignol, as applicable, or from transferring any of such subsidiary's properties or assets to the Company or Rossignol, as applicable, or any other subsidiary of the Company or Rossignol, as applicable.

     (kk) No Broker's Fees. Neither the Company or any of its subsidiaries nor Rossignol or any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

     (ll) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

     (mm) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     (nn) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S"), and all such persons have complied with the offering restrictions requirement of Regulation S.

     (oo) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

     (pp) No Stabilization. Neither the Company nor, to the Company's knowledge, Rossignol nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     (qq) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

     (rr) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

     (ss) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

     (tt) Disclosure. The statements in the Offering Memorandum under the headings "Description of the other indebtedness," "Description of notes," "Exchange offer and registration rights agreement" and "Certain United States federal income tax considerations" fairly summarize the matters therein described.

     (uu) No Registration Rights. There are no contracts, agreements or understandings between the Company, on the one hand, and any person, on the other hand, granting such person the right to require the Company, as the case may be, to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

     4. Further Agreements of the Company and the Guarantors. The Company and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

     (a) Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

     (b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum, amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative may reasonably object, except for documents filed under the Exchange Act as required by applicable law.

     (c) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose;
(ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

     (d) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

     (e) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to
(i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

     (f) Clear Market. During the period from the date hereof through and including the date that is ninety (90) days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

     (g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Offering Memorandum under the heading "Use of Proceeds".

     (h) Supplying Information. While the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

     (i) PORTAL and DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

     (j) No Resales by the Company. Until the issuance of the Exchange Securities, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

     (k) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     (l) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

     (m) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     5. Conditions of Initial Purchasers' Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

     (a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

     (b) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the

Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).

     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

     (d) Officer's Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company's or such Guarantor's financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Offering Memorandum and, to the knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

     (e) Comfort Letters. On the date of this Agreement and on the Closing Date,

          (i) Deloitte & Touche LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the (x) financial statements and certain financial information of the Company and its subsidiaries and (y) pro forma financial information and the related notes thereto contained in the Preliminary Offering Memorandum and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date; and

          (ii) KPMG S.A. shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of Rossignol and its subsidiaries; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

     (f) Opinion of Counsel for the Company. Hewitt & O'Neil LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto.

     (g) Opinion of Special Counsel for the Company. Skadden, Arps, Slate, Meagher & Flom LLP & Affiliates, local counsel to the Company in the State of New York, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C.

     (h) Opinion of General Counsel. Charles Exon, Executive Vice President, Business & Legal Affairs, Secretary and General Counsel of the Company, shall have furnished to the Representative, at the request of the Company, his written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D hereto.

     (i) Opinion of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and negative assurance letter of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

     (j) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

     (k) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

     (l) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

     (m) PORTAL and DTC. The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

     (n) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

     (o) Escrow Agreement. In the event that, prior to the Closing Date, the Company does not receive official notice from the AMF and Euronext Paris that a sufficient number of shares have been tendered in the Tender Offer and are not withdrawable such that the Company will own shares representing a minimum of 80% of the voting and economic interests of Rossignol upon consummation of the Tender Offer, the Initial Purchasers shall have received counterparts of the Escrow Agreement, which shall have been executed and delivered by a duly authorized officer of each of the Company and the Escrow Agent, and the Company shall have deposited $18,638,888.90 in the Escrow Account (in addition to the net proceeds from the offering of the Securities deposited in the Escrow Account pursuant to Section 2 of this Agreement) in accordance with the provisions of the Escrow Agreement.

     (p) Management Comfort Letter. On the date of this Agreement and on the Closing Date, Steven Brink, the Chief Executive Officer and Treasurer of the Company, shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex E hereto.

          All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     6. Indemnification and Contribution.

     (a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein; provided, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Offering Memorandum (excluding any documents incorporated by reference therein) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with the provisions of Section 4 hereof.

     (b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the statements concerning the Initial Purchasers in the third and tenth paragraphs and the fifth and sixth sentences of the eighth paragraph under the heading "Plan of Distribution."

     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc., and any such separate firm for the Company, the Guarantors and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) Contribution. If the indemnification provided for in paragraphs (a) and
(b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

     (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     7. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

     8. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

     9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all reasonable costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company's and the Guarantors' counsel and independent accountants; (v) the fees and expenses reasonably incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market, the approval of the Securities for book-entry transfer by DTC;
(ix) the fees and expenses of the Escrow Agent; and (x) all expenses incurred by the Company in connection with any "road show" presentation to potential investors.

     (b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

     10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

     11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

     12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term "Exchange Act" means the Securities Exchange Act of 1934, as amended; and (d) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

     13. Miscellaneous. (a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212) 270-1063); Attention:
Thomas Cassin. Notices to the Company and the Guarantors shall be given to them at Quiksilver, Inc., 15202 Graham Street, Huntington Beach, CA 92649, (fax:
(714) 889-4250); Attention: Charles S. Exon.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                        Very truly yours,

                                        QUIKSILVER, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FIDRA, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HAWK DESIGNS, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERVIN MANUFACTURING, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QS RETAIL, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DC SHOES, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QUIKSILVER AMERICAS, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QS WHOLESALE, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Accepted: July 14, 2005

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.


By
   ----------------------------------
   Authorized Signatory

                                                                      Schedule 1

       Initial Purchaser                          Principal Amount of Securities
------------------------------                    ------------------------------
J.P. Morgan Securities Inc.                                $300,000,000
Banc of America Securities LLC                               23,000,000
SG Americas Securities, LLC                                  23,000,000
BNP Paribas Securities Corp.                                 15,000,000
Calyon Securities (USA) Inc.                                 15,000,000
Natexis Bleichroeder Inc.                                    15,000,000
CIBC World Markets Corp.                                      4,500,000
Piper Jaffray & Co.                                           4,500,000
                                                           ------------
Total                                                      $400,000,000
                                                           ============

                                                                      Schedule 2

                                QUIKSILVER, INC.

                      NAMES AND JURISDICTIONS OF GUARANTORS

     Subsidiary Name                                                Jurisdiction
--------------------------                                          ------------
DC Shoes, Inc.                                                       California
Fidra, Inc.                                                          California
Hawk Designs, Inc.                                                   California
Mervin Manufacturing, Inc.                                           California
QS Retail, Inc.                                                      California
QS Wholesale, Inc.                                                   California
Quiksilver Americas, Inc.                                            California

                                                                      Schedule 3

                                QUIKSILVER, INC.

                     NAMES AND JURISDICTIONS OF SUBSIDIARIES

             Subsidiary Name                                        Jurisdiction
-----------------------------------------                           ------------
DC Direct, Inc.                                                      California
DC Shoes, Inc.                                                       California
Fidra, Inc.                                                          California
Hawk Designs, Inc.                                                   California
Mervin Manufacturing, Inc.                                           California
Mt. Waimea, Inc.                                                     California
QS Optics, Inc.                                                      California
QS Retail, Inc.                                                      California
QS Wholesale, Inc.                                                   California
Quiksilver Alps LLC                                                  California
Quiksilver Americas, Inc.                                            California
Quiksilver Entertainment, Inc.                                       California
Quiksilver Links LLC                                                 California
Quiksilver Wetsuits, Inc.                                            California
Roger Cleveland Golf Company, Inc.                                   California
Rossignol Ski Company Inc.                                            Delaware
Skis Dynastar Inc.                                                    Delaware
Carribean Pty Ltd.                                                   Australia
DC Australia Pty Ltd.                                                Australia
Pavilion Productions Pty Ltd.                                        Australia
QS Retail Pty Ltd.                                                   Australia
QSJ Holdings Pty Ltd.                                                Australia
Quiksilver Australia Pty Ltd.                                        Australia
Quiksilver International Pty Ltd.                                    Australia
Ug Manufacturing Co. Pty Ltd.                                        Australia
UMTT Pty Ltd.                                                        Australia
Watermoons Pty Ltd.                                                  Australia
Rossignol Osterrich GmbH                                              Austria
Skis Dynastar Canada Ltee/Ltd                                          Canada
Skis Rossignol Canada Ltee/Ltd                                         Canada
Free Trade Zone Co.                                                    China
Longman WOFE                                                           China
Andaya s.ar.l.                                                         France
Cariboo s.ar.l                                                         France
DC Europe s.ar.l                                                       France
Emerald Coast SA (renamed from Gotcha SA)                              France
Grand Chavin Snowboards S.A                                            France
Infoborn s.ar.l                                                        France
Kokolo s.ar.l.                                                         France
Look Fixations S.A.                                                    France

             Subsidiary Name                                        Jurisdiction
-----------------------------------------                           ------------
Na Pali Entertainment s.ar.l                                           France
Na Pali Europe s.ar.l                                                  France
Na Pali SAS                                                            France
Omareef Europe SAS                                                     France
Skis Dynastar S.A.                                                     France
Skis Rossignol S.A.                                                    France
Tavarua SCI                                                            France
Zebraska s.ar.l                                                        France
Kauai GmbH                                                            Germany
Makaha GmbH                                                           Germany
Rossignol Ski Deutschland GmbH                                        Germany
DC Shoes International Ltd.                                          Hong Kong
HK JV Company                                                        Hong Kong
Main Bridge Limited                                                  Hong Kong
QS (Australia) Sourcing Ltd.                                         Hong Kong
Quiksilver Asia Sourcing Ltd.                                        Hong Kong
Quiksilver Glorious Sun Licensing Limited                            Hong Kong
Quiksilver Greater China Ltd.                                        Hong Kong
PT Quiksilver Indonesia                                              Indonesia
Namotu, Ltd.                                                          Ireland
Haapiti SRL                                                            Italy
Moorea SRL                                                             Italy
Rossignol Lange S.p.A.                                                 Italy
Rossignol Sci S.p.A.                                                   Italy
Rossignol Ski Poles                                                    Italy
Groupe Rossignol K.K.                                                  Japan
Quiksilver Japan K.K.                                                  Japan
QS Holdings s.ar.l                                                   Luxemborg
Urban Surf                                                            Malaysia
Pukalani BV                                                         Netherlands
Tuvalu BV                                                           Netherlands
Ug Manufacturing Co. Pty Ltd.                                       New Zealand
Rawaki SP z.o.o.                                                       Poland
Kiribatti Lda                                                         Portugal
Tarawa Lda                                                            Portugal
Bakio SL                                                               Spain
Quiksilver Europa, SL.                                                 Spain
Skis Rossignol De Espana S.A.                                          Spain
Sumbawa SL                                                             Spain
Lange International S.A.                                            Switzerland
Longboarder GmbH                                                    Switzerland
Rossignol Ski A.G.                                                  Switzerland
Sunshine S.A.                                                       Switzerland
Town Surf                                                             Thailand
Escatade Ltd.                                                           U.K.

             Subsidiary Name                                        Jurisdiction
-----------------------------------------                           ------------
Lanai Ltd.                                                              U.K.
Molokai Ltd.                                                            U K.

                                                                         Annex A

           Restrictions on Offers and Sales Outside the United States

     In connection with offers and sales of Securities outside the United
States:

     (a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

     (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act ("Regulation S") or Rule 144A or any other available exemption from registration under the Securities Act.

          (ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

          (iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the

     Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

     (c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) it has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);

          (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and

          (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

     (d) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

                                                                         Annex B

                     Form of Opinion of Hewitt & O'Neil LLP

                                                                         Annex C

               Form of Opinion of Special Counsel for the Company

                                                                         Annex D

                         Form of Opinion of Charles Exon

                                                                         Annex E

                        Form of Management Comfort Letter

          I, Steven Brink, Chief Financial Officer and Treasurer of Quiksilver, Inc. (the "Company"), hereby certify that I have responsibility for financial and accounting matters with respect to the Company and have read and am familiar with the consolidated financial statements of the Company and its subsidiaries as of October 31, 2003 and 2004 and for the three years ended October 30, 2004 and as of April 30, 2005 and the six months ended April 30, 2005, and I am familiar with the Company's accounting records.

          In connection with the Offering Memorandum, dated July 14, 2005, relating to the offering of $400,000,000 of 6 7/8% Senior Notes, due 2015 (the "Senior Notes") by the Company (the "Offering Memorandum"), I hereby further certify that:

     1. To my knowledge, with respect to the period from May 1, 2005 to July 14, 2005:

     (a) at July 14, 2005, there was no material change in the capital stock, increase in short or long-term debt or any decreases in consolidated net current assets or stockholders' equity of the Company as compared with amounts shown on the April 30, 2005 unaudited condensed consolidated balance sheet, or

     (b) for the period from May 1, 2005 to July 14, 2005, there were no material decreases in consolidated net revenues or decreases in consolidated net income, as compared with the corresponding period in the preceding year, except in all instances for changes, increases or decreases that the Offering Memorandum discloses have occurred or are contemplated to occur.

2. Except with respect to (i) the Company's preliminary allocation of the purchase price for Skis Rossignol S.A. ("Rossignol") among Rossignol's tangible and intangible assets not being sufficiently complete to adequately support such allocation and (ii) the pro forma financial statements not separately disclosing the components or useful lives of identifiable intangible assets because the data necessary for such disclosure is not currently available:

     (a) the unaudited pro forma condensed consolidated financial statements included in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X, and

     (b) the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements have been properly applied.

3. For purposes of this letter, I have also read the items identified by you on the attached copy of selected pages of the Offering Memorandum, the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2004 and the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended January 31, 2005 and April 30, 2005 and have performed the following procedures, which were applied as indicated with respect to the symbols explained below:

PROCEDURE                                DESCRIPTION
---------                                -----------
   (A)      Derived the dollar amount, percentage, ratio or numerical amount from the Company's accounting records or Rossignol's accounting records, as applicable, after giving pro forma effect to the acquisition of Rossignol (assuming the Company acquires 100% of
            Rossignol) and the related financings, as set forth in the schedules attached hereto in Annex A.

   (B) Derived the dollar amount, percentage, ratio or numerical amount from the Company's accounting records, as set forth in the schedules attached hereto in Annex B.

   (C) Compared the dollar amount or percentage shown to a schedule prepared by the Company's accounting personnel and found them to be in agreement. In addition I proved the arithmetical accuracy, as applicable of the total dollar amount or percentage using data contained in the schedule, attached hereto in Annex C.

          I am not aware of any material adverse change or transaction since April 30, 2005 affecting the financial position or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Memorandum.

                                                                       Exhibit A

                      Form of Registration Rights Agreement